EXHIBIT
10.95.2



       EXHIBIT C-1


            [FORM OF AEGIS CONSUMER FINANCE SECURITY
AND PLEDGE
AGREEMENT]

    SECURITY AND PLEDGE AGREEMENT, dated as of May 17,
1996, made by AEGIS CONSUMER FINANCE, INC., a Delaware corporation (the "Pledgor") in favor of GREENWICH
CAPITAL
FINANCIAL PRODUCTS, INC., a Delaware corporation (the
"Pledgee").


                            W I T N E S E T H :

    WHEREAS,  pursuant to that certain Credit
Agreement,
dated as of May 17, 1996, among The Aegis Consumer
Funding Group, Inc., a Delaware corporation (the
"Borrower"), the Pledgor, Aegis Auto Finance, Inc. a
Delaware corporation ("Aegis Auto Finance") and the
Pledgee (the "Credit Agreement"), the Pledgee has agreed to make one or more Loans (as defined below) to the Borrower; and

    WHEREAS, the Pledgor is a wholly-owned Subsidiary of the Borrower; and

    WHEREAS, the Pledgor is the legal and beneficial owner of the limited partnership interests issued by each of the Partnerships; and

    WHEREAS, the Pledgor has guaranteed the obligations of the Borrower under the Credit Agreement and the other
Loan Documents; and

    WHEREAS, it is a condition precedent to the obligation of the Pledgee to enter into the Credit
Agreement and to make the Loans thereunder to the Borrower that the Pledgor shall have executed and delivered this Agreement to the Pledgor;

    NOW, THEREFORE, in consideration of the premises and to induce the Pledgee to enter into the Credit
Agreement
and to make the Loans thereunder to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Pledgor hereby agrees with the Pledgee as follows:

    Section 1.  Defined Terms.  (a)  Unless otherwise
defined herein, terms which are defined in the Credit
Agreement and used herein shall have the meanings given to them in the Credit Agreement, as the context requires, and the following terms shall have the following meanings:

         "Additional Interests" shall mean as defined in Section 5(a) of this Agreement.

         "Agreement" shall mean this Security and Pledge Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         "Bailee" shall mean Norwest Bank Minnesota,
    National Association, in its capacity as Bailee for the Pledgee.

         "Code" shall mean the Uniform Commercial Code from time to time in effect in the State of New
    York.

         "Collateral" shall have the meaning set forth on Section 2 hereof.

         "Guarantee" shall mean the guarantee of the Pledgor set forth in Article IX of the Credit
    Agreement.

         "III Finance" shall mean III Finance Ltd., a
    Cayman Islands corporation.

         "III Loan Agreements" shall mean each III Loan
    Agreement (as defined in the Intercreditor
    Agreement) to which the Pledgor is a party.

         "III Obligations" shall have the meaning set forth in the Intercreditor Agreement.

         "Intercreditor Agreement" shall mean the
    Intercreditor Agreement, dated as of May 16, 1996, between III Finance and the Pledgee.

         "LP Units" shall mean those units representing limited partnership interests in the Partnerships listed on Schedule 1 hereto, together with all certificates representing any or all such partnership interests, if any.

         "Partnerships" shall mean each of the
    partnerships identified on Schedule 1 attached hereto as the issuer of the respective LP Units, together with any successor to any such partnership.

         "Partnership Agreements" shall mean each partnership agreement described on Schedule 1 hereto relating to the respective Partnership.

         "Proceeds" shall have the meaning set forth in
    Section 9-306(1) of the Code, and in any event shall include (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Pledgor from time to time with respect to any of the Collateral, (ii) any and all payments
    (in any form whatsoever) made or due and payable to the Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority, (iii) any distributions, redemptions or similar payments in respect of any Collateral; and (iv) any and all amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Secured Obligations" shall mean all
    Obligations as defined in the Credit Agreement and all obligations and liabilities of the Pledgor which may arise under or in connection with the Guarantee, this Agreement or any other Loan
    Document to which the Pledgor is a party, whether on account of principal, premium, if any, interest, fees, indemnities, costs, expenses or otherwise
    (including, without limitation, all fees and expenses of counsel to the Pledgee that are required to be paid by the Pledgor pursuant to the terms of the Guarantee, this Agreement or any other
    Loan Document to which the Pledgor is a party).

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         (b)  The words "hereof," "herein" and
"hereunder" and words of similar import when used in this
Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and Section references are to this Agreement unless otherwise specified.

         (c)  The meanings given to terms defined
herein
shall be equally applicable to both the singular and plural forms of such terms.

    Section 2.  Pledge; Grant of Security Interest.
The
Pledgor hereby pledges and grants to the Pledgee and its successors, indorsees, transferees and assigns, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured
Obligations,
a security interest in and assignment of all of the Pledgor's rights, title and interest in and to the following property and interests in property, whether now owned or existing or hereafter arising or acquired and wheresoever located and whether the same comprise accounts, instruments, securities, chattel paper or general intangibles (as each such term is defined in the
Code) (the "Collateral"):

         (i) all of the Pledgor's rights in the LP
    Units, and all of the Pledgor's rights, as a partner in each of the Partnerships, in and to the property (and interests in property) that is owned by each of the Partnerships;

         (ii) all of the Pledgor's rights, if any, to participate in the management of each of the Partnerships;

         (iii) all rights, privileges, authority and powers of the Pledgor as owner or holder of its partnerships interests in each of the Partnerships, including, but not limited to, all general intangible and contract rights related thereto;

         (iv) all documents and certificates
    representing or evidencing the Pledgor's partnership interests in each of the Partnerships;

         (v) all of the Pledgor's interest in and to the profits and losses of each of the Partnerships and the Pledgor's right as a partner in each of the Partnerships to receive distributions of each of the Partnership's respective assets, upon complete or partial liquidation or otherwise;

         (vi) all of the Pledgor's right, title and interest to receive payments of principal and interest on any loans and/or other extensions of credit made by the Pledgor or its Affiliates to any of the Partnerships and any all instruments creating or evidencing such rights;

         (vii) all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, the Pledgor's partnership interests in each of the Partnerships; and

         (viii) any other right, title, interest, privilege, authority and power of the Pledgor in or relating to each of the Partnerships, all whether now existing or hereafter arising, and whether arising under the respective Partnership Agreements
    (as the same may be amended, modified or restated from time to time) or otherwise, or at law or in equity and any and all Proceeds of any of the foregoing and all books and records of the Pledgor pertaining to any of the foregoing.

    Section 3.  Stock Powers.  Concurrently with the
delivery to the Bailee, on behalf of the Pledgor, of each certificate, if any, representing one or more of the LP
Units pursuant to Section 2 above, the Pledgor shall deliver an undated stock power covering such partnership interests, duly executed in blank by the Pledgor with, if the Pledgee so requests, signature guaranteed.

    Section 4.  Representations and Warranties.  The
Pledgor represents and warrants that:

         (a)  The Pledgor has the corporate power and
    authority to grant the security interest in the Collateral pursuant to this Agreement and has taken all necessary corporate action to grant the security interest in the Collateral pursuant to this Agreement.

         (b)  The LP Units constitute all the limited
    partnership interests of the respective
    Partnerships. No LP Unit is evidenced by any certificate or other instrument (as defined in the Code) except as described in Schedule I hereto.

         (c) All the shares of the LP Units have been duly and validly issued and are fully paid and nonassessable.

         (d) The Pledgor is the record and beneficial owner of, and has good title to, the LP Units, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and those created in favor of III Finance pursuant to the III
    Loan Agreements to which it is a party.

         (e)  Upon the delivery to the Bailee, on
    behalf of the Pledgee, of the certificates representing the LP Units, the security interest created by this Agreement, assuming the continuing possession by the Bailee, will constitute a valid, perfected security interest in the Collateral to the extent provided in the Code in favor of the Pledgee, enforceable in accordance with its terms against all creditors (other than III Finance) of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor.

         (f) The Pledgor's chief executive office and principal place of business are located at 525
    Washington Boulevard, Jersey City, New Jersey
    07310.

         (g)  Each of the representations and
    warranties of the Pledgor set forth in Sections
    4.1, 4.2, 4.4, 4.5 and 4.7 with respect to the Partnerships and Sections 4.6(a) and 4.13 of each III Loan Agreement to which the Pledgor is a party applicable to such Partnership, respectively is true and correct in all respects as of the date hereof as if made on such date and is incorporated herein by reference mutatis mutantis. No "Default" or "Event of Default" (as defined in any III Loan
    Agreement) has occurred and is continuing.

    Section 5.  Covenants.  The Pledgor covenants and
agrees with the Pledgee that, from and after the date of this Agreement until the termination of this Agreement in accordance with the provisions of Section 16 hereof:

         (a)  If the Pledgor acquires (by purchase,
    additional contribution, reclassification or otherwise): (i) any percentage interests, shares, units or options or warrants of partnership interests in any of the Partnerships (whether or not certificated or otherwise evidenced in writing); (ii) any subscriptions, warrants or any other rights or options issued in connection with any of the Collateral; or (iii) any options, warrants or convertible securities in connection with the Collateral; (all of the foregoing being collectively referred to as the "Additional
    Interests"), then all such Additional Interests shall be promptly delivered to and held by the Bailee, on behalf of the Pledgor, (if the same are certificated) under the terms of this Agreement, accompanied by duly executed stock powers, instruments of transfer or assignments in blank, as applicable, all in form and substance satisfactory to the Pledgor, and the same shall constitute
    Collateral hereunder.

         (b)  To the extent not otherwise required to
    be applied to the III Obligations in accordance with the terms of any III Loan Agreement, all distributions by each of the Partnerships, all Additional Interests and other payments that are made, paid, issued, distributed or delivered by each of the Partnerships to the Pledgor in cash or otherwise shall be received in trust for the benefit of the Pledgee and shall be delivered to the Pledgee for application in accordance with the terms of this Agreement to the Secured Obligations.

         (c) Without the prior written consent of the Pledgee, the Pledgor will not (i) vote to enable, or take any other action to permit, any of the Partnerships to issue any partnership interests or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any partnership interest or other equity securities of any nature of any of the Partnerships, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral or (iii) create, incur or permit to exist any Lien or option in favor of, or any adverse claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interests created by this Agreement and for the security interests created in favor of III Finance under the III Loan Agreements to which it is a party.

         (d)  The Pledgor shall maintain the security
    interest created by this Agreement as a perfected security interest with the priority specified in
    Section 4(e) hereof and shall defend such security interest against claims and demands of all Persons whomsoever (other than III Finance). At any time and from time to time, upon the written request of the Pledgee, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Pledgee may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any instrument (including any certificated security or promissory note) or chattel paper (in each case as defined in the Code), such instrument or chattel paper shall be immediately delivered to the Bailee, on behalf of the Pledgee, duly endorsed in a manner satisfactory to the Pledgee, to be held as Collateral pursuant to this Agreement. Prior to such delivery, the Pledgor shall hold all such instruments or chattel paper in trust for the Pledgee, and shall not commingle any of the foregoing with any assets of the Pledgor.

         (e)  The Pledgor shall pay, and save the
    Pledgee harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

         (f) The Pledgor agrees to comply with each of the covenants set forth in Sections 5.1(c) and (d), 5.9, 5.10 and 5.11 of each III Loan Agreement to which it is a party as in effect on the date hereof and in any similar provision set forth in any other
    III Loan Agreement to which it is a party and the Pledgor hereby agrees that each such covenant is incorporated herein by reference mutatis mutandis regardless of whether all or any such III
    Agreements cease to be full force in effect after the date hereof (except that for the purposes of Section 5.11 thereof, the address of the Pledgor shall be as set forth in Section 4(f) hereof).

         (g)  The Pledgor agrees to furnish to the
    Pledgee a copy of each report, certificate or notice required to be delivered pursuant to Section
    5.2(b) of each III Finance Agreement to which it is a party as in effect on the date hereof and in any similar provision set forth in any other III
    Finance Agreement to which it is a party regardless of whether all or any such III Finance Agreements cease to be in full force and effect after the date hereof and any notice, demand or other written communication Pledgor receives from III Finance under any III Finance Agreement to which it is a party.

    Section 6.  Cash Distributions; Voting Rights.
Subject to the provisions of Section 5(b) hereof, unless an Event of Default shall have occurred and be continuing, to the extent permitted by the Credit
Agreement, the Pledgor shall be permitted to receive all cash distributions paid in respect of the LP Units and to exercise all voting and partnership rights with respect to the LP Units; provided, however, that no vote shall be cast or partnership right exercised or other action taken which, in the Pledgee's reasonable judgment, could materially impair the Collateral or which would be inconsistent with or result in any violation of any provision of any of the Credit Agreement, this Agreement or any other Loan Document.

    Section 7.  Rights of the Pledgee.  (a)  All
Proceeds while held by the Pledgee (or by the Pledgor in trust for the Pledgee) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 8(a) hereof.

    (b)  Subject to the provisions of the Intercreditor
Agreement, if an Event of Default shall occur and be continuing, (i) the Pledgee shall have the right to receive any and all cash distributions paid in respect of the LP Units and make application thereof to the Secured
Obligations in such order as is provided in Section
8(a)
hereof, and (ii) all shares of the LP Units or Additional
Interests shall, at the election of the Pledgee, be registered in the name of the Pledgee or its nominee, and the Pledgee or its nominee may thereafter exercise (A) all voting, partnership and other rights pertaining to such shares of the LP Units at any meeting of partners of each of the Partnerships or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such LP
Units as if it were the absolute owner thereof
(including, without limitation, the right to exchange at its discretion any and all of the LP Units upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the partnership structure of any Partnership, or upon the exercise by the Pledgee of any right, privilege or option pertaining to such LP
Units, and in connection therewith, the right to deposit and deliver any and all of the LP Units with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Pledgee may determine), and (iii) notify any Person obligated on any Collateral of the rights of the Pledgee hereunder, enter into any extension, settlement or compromise agreement relating to or affecting the Collateral, receive payment or performance of any insurance claims, claims for breach of warranty or any other claims concerning the Collateral, all without liability (other than for its gross negligence or willful misconduct) except to account for property actually received by it, but the Pledgee shall have no duty to the
Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

    Section 8.  Remedies.  (a)    If an Event of
Default
shall have occurred and be continuing, at any time at the
Pledgee's election, the Pledgee may apply all or any part of Proceeds of the Collateral in payment of the Secured
Obligations in the following order of priority:

              FIRST, to the payment of all reasonable
         costs and expenses incurred by the Pledgee in connection with this Agreement, the Credit
         Agreement, any other Loan Document or any of the Secured Obligations, including, without limitation, all court costs and the reasonable costs or expenses incurred in connection with the exercise by the Pledgee of any right or remedy under this Agreement, the Credit
         Agreement or any other Loan Document;

              SECOND, to the satisfaction of all other
         Secured Obligations; and

              THIRD, any excess to the Pledgor or to
         whomsoever may be lawfully entitled to receive the same.

    (b)   Subject to the provisions of the
Intercreditor
Agreement, if an Event of Default shall occur and be continuing, the Pledgee may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, to the extent permitted by law, the Pledgee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent permitted by law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Pledgee or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.
The Pledgee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived and released. The Pledgee shall apply any Proceeds from time to time held by it and the proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Pledgee hereunder, including, without limitation, reasonable attorneys' fees and expenses of counsel to the Pledgee, to the payment in whole or in part of the Secured Obligations, in the order of priority specified in Section 8(a) hereof, and only after such application and after the payment by the Pledgee of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Pledgee account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Pledgee arising out of the exercise by them of any rights hereunder, other than any such claims, damages and demands that may arise from its gross negligence or willful misconduct.
If any notice of a proposed sale or other disposition of
Collateral shall be required by law, to the extent permitted by law such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Secured Obligations and the fees and expenses of any attorneys employed by the Pledgee to collect such deficiency, as provided in the Credit Agreement.

    Section 9.  Private Sales, Etc.  The Pledgor
recognizes that the Pledgee may be unable to effect a public sale of any or all of the LP Units, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Pledgee shall be under no obligation to delay a sale of any of the LP Units for the period of time necessary to permit any Partnership to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if any such
Partnership would agree to do so.

    Section 10.  Irrevocable Authorization and
Instruction to the Partnerships. The Pledgor hereby authorizes and instructs each Partnership to comply with any instruction received by it from the Pledgee in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Agreement and any other
Loan Document to which it is a party, without any other or further instructions from the Pledgor, and the Pledgor agrees that each Partnership shall be fully protected in so complying.

    Section 11.  Pledgee's Appointment as Attorney-in-
Fact. (a) The Pledgor hereby irrevocably constitutes and appoints the Pledgee and any officer or agent of the
Pledgee, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in the Pledgee's own name, from time to time in the Pledgee's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, to the extent permitted by law, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

    (b) The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in Section 11(a) hereof.
All powers, authorizations and agencies contained in this
Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

    Section 12.  Duty of the Pledgee.  The Pledgee's
sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Pledgee deals with similar securities and property for its own account. Neither the Pledgee nor any of its respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

    Section 13.  Execution of Financing Statements.
Pursuant to Section 9-402 of the Code, the Pledgor authorizes the Pledgee to file financing statements with respect to the Collateral without the signature of the Pledgor in such form and in such filing offices as the Pledgor reasonably determines appropriate to perfect the security interests of the Pledgee under this Agreement.
A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

    Section 14.  Notices.    All notices, requests and
demands under this Agreement shall be given in accordance with Section 10.01 of the Credit Agreement. Each of the
Pledgor and the Pledgee may change their respective addresses and transmission numbers for notices by notice in the manner provided in this Section 14.

    Section 15.  Counterparts.  This Agreement may be
executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which shall together constitute one and the same agreement.

    Section 16.  Term of Agreement.  This Agreement
shall remain in full force and effect and be binding in accordance with and to the extent of its terms and the security interest created by this Agreement shall not be released until the payment in full of the Secured
Obligations shall have occurred and the Commitment and the Credit Agreement shall have terminated, at which time the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Pledgee and the Pledgor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Pledgor, provided that if any payment, or any part thereof, of any of the Secured
Obligations is rescinded or must otherwise be restored or returned by the Pledgee upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Pledgor or any other Loan Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or a trustee or similar officer for, the Pledgor or any other Loan Party or any substantial part of its property, or otherwise, this Agreement, all rights hereunder and the Liens created hereby shall continue to be effective, or be reinstated, as though such payments had not been made. Upon request of the Pledgor following any such termination, the Pledgee shall execute and deliver (at the sole cost and expense of the Pledgor) to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

    Section 17.  Amendments, Waivers, etc.  Neither
this
Agreement nor any terms hereof may be amended, modified or otherwise supplemented except in writing signed by the parties hereto. In the case of any waiver of a Default or Event of Default, any Default or Event of Default waived shall be deemed to be cured and not continuing;
but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

    Section 18.  No Waiver; Remedies Cumulative.  No
failure or delay on the part of the Pledgee in exercising any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of, or any abandonment or discontinuance of steps to enforce any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other rights, remedies, powers or privileges hereunder or thereunder.
The rights, remedies, powers and privileges provided herein and in the other Loan Documents are cumulative and may be exercised singularly or concurrently and are not exclusive of any other rights, remedies, powers or privileges provided by law.

    Section 19.  Benefits of Agreement.  This Agreement
shall be binding upon and inure to the benefit of the Pledgor and the Pledgee and their respective successors and assigns, except that the Pledgor may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Pledgee.

    SECTION 20.  GOVERNING LAW.  THIS AGREEMENT SHALL
BE
CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY, THE
LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT
THAT
THE PERFECTION, AND THE EFFECT OF PERFECTION OR NON-
PERFECTION, MAY BE GOVERNED BY THE LAWS OF ANOTHER
JURISDICTION.

    Section 21.  Headings Descriptive.  The headings of
the sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provisions of this Agreement.

    Section 22.  Severability.  Any provision of this
Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of such provisions in any other jurisdiction.

    Section 23.  Submission to Jurisdiction; Venue.
(i)
Any legal action or proceeding against the Pledgor with respect to this Agreement may be brought in the courts of the State of New York located in New York County or of the United States for the Southern District of New
York,
and, by execution and delivery of this Agreement, the Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing herein shall affect the right of the Pledgee to commence legal proceedings or otherwise proceed against the Pledgor in any other jurisdiction.

    (ii) The Pledgor irrevocably consents to service of
process in the manner provided for notices in Section
14
hereof. Nothing in this Agreement will affect the right of the Pledgee to serve process in any other manner permitted by law.

    (iii)     The Pledgor irrevocably waives, to the
extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement to which it is a party in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees, to the extent permitted by law, not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

    SECTION 24.  Intercreditor Agreement.  This
Agreement and the rights of the Pledgee hereunder are subject to the terms and provisions of the Intercreditor
Agreement.

    SECTION 25.  WAIVER OF JURY TRIAL.  EACH OF THE
PLEDGOR, AND THE PLEDGEE, BY ITS ACCEPTANCE HEREOF,
HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY
APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY
JURY
IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR
INDIRECTLY UNDER OR IN CONNECTION WITH THIS AGREEMENT.

    IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the day first above written.

                              AEGIS CONSUMER FINANCE,
INC.



                              By:
                                  Title:


ACKNOWLEDGED AND AGREED AS
OF THE DATE HEREOF BY:

GREENWICH CAPITAL FINANCIAL
PRODUCTS, INC., as Pledgee



By: ________________________
    Title:
ACKNOWLEDGMENT AND CONSENT

    Each of the undersigned hereby acknowledges receipt of a copy of the Security and Pledge Agreement (as the same may be amended, supplemented, waived or otherwise modified from time to time, the
"Agreement"; terms used herein and not defined herein shall have the meanings given to them in the Agreement), dated as of May 16,
1996, made by Aegis Consumer Finance, Inc., a Delaware corporation
("the "Pledgor"), in favor of Greenwich Capital
Financial Products,
Inc., a Delaware corporation (the "Pledgee"). Each of the undersigned agrees for the benefit of the Pledgee as follows:

         1. Each of the undersigned acknowledges the security
    interest of the Pledgee in the Collateral as defined in the
    Agreement and has noted such security interest on its books and records and will not release such security interest
    without the prior written consent of the Pledgee.

         2. Each of the undersigned will be bound by the terms of
    the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

         3.  Each of the undersigned will notify the
Pledgee
    promptly in writing of the occurrence of any of the events described in Section 5(a) of the Agreement.

         4.   Each of the undersigned agrees that,
subject to the
    terms of the Agreement, upon the occurrence of an Event of
    Default, and upon written request therefor by the Pledgee, all payments the undersigned would otherwise make to the Pledgor shall be made to the Pledgee.


                          Aegis Auto Receivables
1994-A, L.P.
                               By: Aegis Auto
Receivables
                                      Corporation, its
General
                                      Partner,


                               By:

                               Title:

                          Aegis Auto Receivables
1994-2, L.P.
                               By: 94-2 Auto
Receivables
                                      Corporation, its
General
                                      Partner,


                               By:

                               Title:


                          Aegis Auto Receivables
1994-3, L.P.
                               By: 94-3 Auto
Receivables
                                      Corporation,
                                      its General
Partner,


                               By:

                               Title:



                          Aegis Auto Receivables
1994-5-1, L.P.
                               By: 95-1 Auto
Receivables
                                      Corporation,
                                      its General
Partner,


                               By:

                               Title:


     SCHEDULE 1 TO

         AGREEMENT

                          DESCRIPTION OF LP UNITS





Partnerships
Class of
Interest
Certificate
No., if any,
No. of
Units


Aegis Auto
Receivables 1994-A,
L.P.
Limited
Partnership
                                    R-1
                                    40


Aegis Auto
Receivables 1994-2,
L.P.
Limited
Partnership
R-2
40


Aegis Auto
Receivables 1994-3,
L.P.
Limited
Partnership
R-1
40


Aegis Auto
Receivables 1995-1,
L.P.
Limited
Partnership
R-1
50